FIRST QUARTER 2012

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2011 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors (“GM”), and Ally and Chrysler Group LLC ("Chrysler"); the profitability and financial condition of GM and Chrysler; securing low cost funding for us and Residential Capital, LLC (“ResCap”); our ability to realize the anticipated benefits associated with being a bank holding company, and the increased regulation and restrictions that we are now subject to; any impact resulting from delayed foreclosure sales or related matters; the potential for legal liability resulting from claims related to the sale of private-label mortgage-backed securities; risks related to potential repurchase obligations due to alleged breaches of representations and warranties in mortgage securitization transactions; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; continued challenges in the residential mortgage markets; the continuing negative impact on ResCap and our mortgage business generally due to declines in the U.S. housing market; uncertainty of our ability to enter into transactions or execute strategic alternatives to realize the value of our ResCap operations; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of Ally, ResCap, Chrysler, or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

1Q 2012 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
North American Automotive Finance	9-10
International Automotive Finance	11-12
Insurance	13
Mortgage Origination and Servicing	14
Legacy Portfolio and Other	15
ResCap Key Financial Information	16
Mortgage Operations Asset Breakout	17
Corporate and Other	18

Credit Related Information	19-21

Supplemental Detail
Capital	22
Liquidity	23
Deposits	24
Ally Bank Consumer Mortgage HFI Portfolio	25
Mortgage Repurchase Reserves	26
Ownership	27

1Q 2012 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 12	4Q 11	3Q 11	2Q 11	1Q 11	4Q 11	1Q 11
Selected Income Statement Data
Net financing revenue (ex. OID)	$777	$743	$832	$972	$840	$34	$(63)
Total other revenue (ex. OID)	1,187	977	554	1,077	1,038	210	149
Total net revenue (ex. OID)	1,964	1,720	1,386	2,049	1,878	244	86
Provision for loan losses	140	6	50	50	113	134	27
Controllable expenses (1)	906	965	731	825	835	(59)	71
Other noninterest expenses	444	729	486	709	505	(285)	(61)
Core pre-tax income (2)	$474	$20	$119	$465	$425	$454	$49
Core OID amortization expense (3)	108	137	225	274	326	(29)	(218)
Income tax expense (benefit)	64	73	93	83	(70)	(9)	134
Income (loss) from discontinued operations	8	(16)	(11)	5	(23)	24	31
Net income (loss)	$310	$(206)	$(210)	$113	$146	$516	$164

Selected Balance Sheet Data (Period-End)
Total assets	$186,350	$184,059	$181,956	$178,889	$173,704	$2,291	$12,646
Consumer loans (4)	78,004	74,287	70,815	70,093	68,407	3,717	9,597
Commercial loans (5)	41,814	40,468	37,897	40,632	39,052	1,346	2,762
Allowance balance	(1,546)	(1,503)	(1,621)	(1,739)	(1,806)	(43)	260
Deposits	47,206	45,050	44,326	42,262	40,696	2,156	6,510
Common equity (6)	12,727	12,431	12,792	13,483	13,467	296	(740)
Total equity	19,667	19,371	19,732	20,423	20,407	296	(740)

Select Financial Ratios
Net interest margin (7)	1.9%	1.8%	2.1%	2.5%	2.3%
Return on average total equity (annualized)	6.4%	-4.2%	-4.2%	2.2%	2.9%
Return on average assets (annualized)	0.7%	-0.4%	-0.5%	0.3%	0.3%

Capital Ratios
Tier 1 capital ratio	13.5%	13.7%	14.3%	14.6%	14.7%
Tier 1 common capital ratio (8)	7.5%	7.6%	8.0%	8.4%	8.4%
Total risk-based capital ratio	14.5%	14.7%	15.5%	15.9%	16.0%

(1) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses

(2) Core pre-tax income is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange original issue discount ("OID") amortization expense

(3) Includes $20 million and $30 million of accelerated OID amortization in 2Q11 and 1Q11, respectively

(4) These amounts exclude loans held-for-sale

(5) Includes notes receivable from General Motors and excludes loans held-for-sale

(6) Includes common stock and paid-in capital, accumulated deficit and accumulated other comprehensive income

(7) Excludes OID amortization expense. The impact of historical financial statement restatements for discontinued operations are not reflected in prior periods

(8) Tier 1 common capital ratio is a non-GAAP measurement. Refer to page 22 for additional details

1Q 2012 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 12	4Q 11	3Q 11	2Q 11	1Q 11	4Q 11	1Q 11
Financing revenue and other interest income
Interest and fees on finance receivables and loans (1)	$1,678	$1,659	$1,680	$1,675	$1,621	$19	$57
Interest on loans held-for-sale	73	76	86	86	84	(3)	(11)
Interest on trading securities	11	9	4	3	3	2	8
Interest and dividends on available-for-sale investment securities	84	87	102	106	103	(3)	(19)
Interest-bearing cash	14	13	14	15	12	1	2
Operating leases	540	515	530	598	655	25	(115)
Total financing revenue and other interest income	2,400	2,359	2,416	2,483	2,478	41	(78)
Interest expense
Interest on deposits	186	184	179	171	166	2	20
Interest on short-term borrowings	75	74	61	87	92	1	(17)
Interest on long-term debt	1,177	1,179	1,293	1,331	1,406	(2)	(229)
Total interest expense	1,438	1,437	1,533	1,589	1,664	1	(226)
Depreciation expense on operating lease assets	293	316	276	176	270	(23)	23
Net financing revenue	669	606	607	718	544	63	125
Other revenue
Servicing fees	310	325	335	341	357	(15)	(47)
Servicing asset valuation and hedge activities, net	9	(126)	(471)	(105)	(87)	135	96
Total servicing income, net	319	199	(136)	236	270	120	49
Insurance premiums and service revenue earned	375	385	390	399	399	(10)	(24)
Gain on mortgage and automotive loans, net	126	169	95	116	90	(43)	36
Loss on extinguishment of debt	-	-	-	(25)	(39)	-	39
Other gain on investments, net	90	43	75	92	84	47	6
Other income, net of losses	277	181	130	239	204	96	73
Total other revenue	1,187	977	554	1,057	1,008	210	179
Total net revenue	1,856	1,583	1,161	1,775	1,552	273	304
Provision for loan losses	140	6	50	50	113	134	27
Noninterest expense
Compensation and benefits expense	475	442	293	415	424	33	51
Insurance losses and loss adjustment expenses	159	146	170	227	170	13	(11)
Other operating expenses	716	1,106	754	892	746	(390)	(30)
Total noninterest expense	1,350	1,694	1,217	1,534	1,340	(344)	10
Income (loss) from continuing operations before income tax expense (benefit)	366	(117)	(106)	191	99	483	267
Income tax expense (benefit) from continuing operations	64	73	93	83	(70)	(9)	134
Net income (loss) from continuing operations	302	(190)	(199)	108	169	492	133
Income (loss) from discontinued operations, net of tax	8	(16)	(11)	5	(23)	24	31
Net income (loss)	$310	$(206)	$(210)	$113	$146	$516	$164

(1) Includes other interest income, net

1Q 2012 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2011	3/31/2011
Assets
Cash and cash equivalents
Noninterest-bearing	$2,279	$2,475	$1,517	$2,039	$1,652	$(196)	$627
Interest-bearing	10,800	10,560	14,885	12,862	11,294	240	(494)
Total cash and cash equivalents	13,079	13,035	16,402	14,901	12,946	44	133
Trading assets	895	622	503	311	75	273	820
Investment securities	14,942	15,135	13,981	15,961	15,401	(193)	(459)
Loans held-for-sale, net	6,670	8,557	8,745	7,168	7,496	(1,887)	(826)
Finance receivables and loans, net
Finance receivables and loans, net	119,818	114,755	108,712	110,725	107,459	5,063	12,359
Allowance for loan losses	(1,546)	(1,503)	(1,621)	(1,739)	(1,806)	(43)	260
Total finance receivables and loans, net	118,272	113,252	107,091	108,986	105,653	5,020	12,619
Investment in operating leases, net	10,048	9,275	9,052	9,015	8,898	773	1,150
Mortgage servicing rights	2,595	2,519	2,663	3,701	3,774	76	(1,179)
Premiums receivables and other insurance assets	1,876	1,853	2,026	2,124	2,175	23	(299)
Other assets	16,965	18,741	21,540	16,770	16,763	(1,776)	202
Assets of operations held-for-sale	1,008	1,070	(47)	(48)	523	(62)	485
Total assets	$186,350	$184,059	$181,956	$178,889	$173,704	$2,291	$12,646

Liabilities
Deposit liabilities
Noninterest-bearing	$2,314	$2,029	$2,704	$2,405	$2,064	$285	$250
Interest-bearing	44,892	43,021	41,622	39,857	38,632	1,871	6,260
Total deposit liabilities	47,206	45,050	44,326	42,262	40,696	2,156	6,510
Short-term borrowings	7,203	7,680	5,933	7,130	7,395	(477)	(192)
Long-term debt	93,990	92,794	90,546	91,723	88,139	1,196	5,851
Interest payable	1,675	1,587	1,712	1,734	1,850	88	(175)
Unearned insurance premiums and service revenue	2,632	2,576	2,757	2,845	2,842	56	(210)
Reserves for insurance losses and loss adjustment expenses	565	580	690	782	828	(15)	(263)
Accrued expense and other liabilities	13,089	14,084	16,260	11,990	11,001	(995)	2,088
Liabilities of operations held-for-sale	323	337	-	-	546	(14)	(223)
Total liabilities	$166,683	$164,688	$162,224	$158,466	$153,297	$1,995	$13,386

Equity
Common stock and paid-in capital	$19,668	$19,668	$19,668	$19,668	$19,668	$-	$-
Mandatorily convertible preferred stock held by U.S. Department of Treasury	5,685	5,685	5,685	5,685	5,685	-	-
Preferred stock	1,255	1,255	1,255	1,255	1,255	-	-
Accumulated deficit	(7,215)	(7,324)	(6,918)	(6,508)	(6,435)	109	(780)
Accumulated other comprehensive income	274	87	42	323	234	187	40
Total equity	19,667	19,371	19,732	20,423	20,407	296	(740)
Total liabilities and equity	$186,350	$184,059	$181,956	$178,889	$173,704	$2,291	$12,646

1Q 2012 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Assets	3/31/2012	12/31/2011	9/30/2011	6/30/2011	3/31/2011	12/31/2011	3/31/2011
Interest-bearing cash and cash equivalents	$10,641	$11,187	$13,373	$11,910	$13,041	$(546)	$(2,400)
Trading assets	990	647	351	146	318	343	672
Investment securities	13,704	15,487	13,814	14,311	14,591	(1,783)	(887)
Loans held-for-sale, net	7,754	10,588	9,654	8,320	8,877	(2,834)	(1,123)
Total finance receivables and loans, net (2)	117,482	114,069	112,478	111,543	104,385	3,413	13,097
Investment in operating leases, net	9,649	9,129	9,040	9,004	8,947	520	702
Total interest earning assets	160,220	161,107	158,710	155,234	150,159	(887)	10,061
Noninterest-bearing cash and cash equivalents	2,004	1,841	1,321	1,020	1,032	163	972
Other assets	23,796	23,350	27,565	23,966	24,898	446	(1,102)
Allowance for loan losses	(1,528)	(1,609)	(1,737)	(1,816)	(1,864)	81	336
Total assets	$184,492	$184,689	$185,859	$178,404	$174,225	$(197)	$10,267

Liabilities
Interest-bearing deposit liabilities	$44,796	$43,823	$42,131	$40,386	$38,156	$973	$6,640
Short-term borrowings	6,905	7,137	7,320	7,280	7,107	(232)	(202)
Long-term debt (3)	91,558	91,590	92,313	90,606	87,060	(32)	4,498
Total interest-bearing liabilities (3)	143,259	142,550	141,764	138,272	132,323	709	10,936
Noninterest-bearing deposit liabilities	2,141	2,374	2,509	2,170	2,017	(233)	124
Other liabilities	19,612	20,156	21,529	17,517	19,473	(544)	139
Total liabilities	$165,012	$165,080	$165,802	$157,959	$153,813	$(68)	$11,199

Equity
Total equity	$19,480	$19,609	$20,057	$20,445	$20,412	$(129)	$(932)
Total liabilities and equity	$184,492	$184,689	$185,859	$178,404	$174,225	$(197)	$10,267

Note: The impact of financial statement restatements for discontinued operations are not reflected in prior periods
(1) Average balances are calculated using a combination of monthly and daily average methodologies
(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs
(3) Average balance includes $2,062 million related to OID at March 31, 2012

1Q 2012 Preliminary Results	7

ALLY FINANCIAL INC.
SEGMENT HIGHLIGHTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

	1Q 12	4Q 11	3Q 11	2Q 11	1Q 11	4Q 11	1Q 11
North American Automotive Finance	$442	$478	$551	$559	$518	$(36)	$(76)
International Automotive Finance	45	21	89	69	31	24	14
Insurance	124	93	111	72	131	31	(7)
Global Automotive Services	611	592	751	700	680	19	(69)
Mortgage Origination and Servicing	217	(193)	(292)	53	85	410	132
Legacy Portfolio and Other (1)	(26)	(65)	(117)	(178)	(42)	39	16
Mortgage Operations	191	(258)	(409)	(125)	43	449	148
Corporate and Other (ex. OID) (2)	(328)	(314)	(223)	(110)	(298)	(14)	(30)
Core pre-tax income (3)	474	20	119	465	425	454	49
OID amortization expense (4)	108	137	225	274	326	(29)	(218)
Income tax expense (benefit)	64	73	93	83	(70)	(9)	134
Income (loss) from discontinued operations	8	(16)	(11)	5	(23)	24	31
Net income (loss)	$310	$(206)	$(210)	$113	$146	$516	$164

(1) Legacy Portfolio and Other segment primarily consists of loans originated prior to Jan. 1, 2009 and includes non-core business activities including portfolios in runoff
(2) Corporate and Other primarily consists of our centralized Corporate treasury and deposit gathering activities and the residual impacts of our corporate funds transfer pricing ("FTP") and treasury asset liability management ("ALM") activities. Corporate and Other also includes our Commercial Finance Group ("CFG"), certain equity investments and reclassifications and eliminations between the reportable operating segments
(3) Core pre-tax income is a non-GAAP financial measure. It is defined as income from continuing operations before taxes and primarily bond exchange OID amortization expense
(4) Includes $20 million and $30 million of accelerated OID amortization in 2Q11 and 1Q11, respectively

1Q 2012 Preliminary Results	8

ALLY FINANCIAL INC.
NORTH AMERICAN AUTO - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 12	4Q 11	3Q 11	2Q 11	1Q 11	4Q 11	1Q 11
Net financing revenue
Consumer	$763	$739	$718	$706	$668	$24	$95
Commercial (1)	322	324	346	329	326	(2)	(4)
Loans held-for-sale	5	5	-	-	-	-	5
Operating leases	536	511	527	594	651	25	(115)
Other interest income	18	31	29	23	23	(13)	(5)
Total financing revenue and other interest income	1,644	1,610	1,620	1,652	1,668	34	(24)
Interest expense	578	591	590	604	582	(13)	(4)
Depreciation expense on operating lease assets	291	315	275	170	268	(24)	23
Net financing revenue	775	704	755	878	818	71	(43)
Other revenue
Servicing fees	30	35	39	42	45	(5)	(15)
Gain on automotive loans, net	-	-	33	15	-	-	-
Other income	49	49	54	57	64	-	(15)
Total other revenue	79	84	126	114	109	(5)	(30)
Total net revenue	854	788	881	992	927	66	(73)
Provision for loan losses	78	(33)	25	55	46	111	32
Noninterest expense
Compensation and benefits	119	115	92	111	116	4	3
Other operating expenses	215	228	213	267	247	(13)	(32)
Total noninterest expense	334	343	305	378	363	(9)	(29)
Income before income tax expense (benefit)	$442	$478	$551	$559	$518	$(36)	$(76)

Balance Sheet (Period-End)
Loans held-for-sale	$623	$425	$464	$-	$-	$198	$623
Finance receivables and loans, net:
Consumer loans	57,075	54,076	50,507	48,925	47,356	2,999	9,719
Commercial loans	34,446	32,474	30,364	32,973	31,598	1,972	2,848
Allowance for loan losses	(756)	(736)	(838)	(897)	(899)	(20)	143
Total finance receivables and loans, net	$90,765	$85,814	$80,033	$81,001	$78,055	$4,951	$12,710
Other assets	11,506	10,732	10,035	9,942	9,607	774	1,899
Total assets	$102,894	$96,971	$90,532	$90,943	$87,662	$5,923	$15,232

(1) Includes interest on notes receivable from General Motors

1Q 2012 Preliminary Results	9

ALLY FINANCIAL INC. NORTH AMERICAN AUTO - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.

U.S. Market	1Q 12	4Q 11	3Q 11	2Q 11	1Q 11	4Q 11	1Q 11
SAAR (units in millions)	14.5	13.4	12.6	12.1	13.0	1.1	1.5
Industry light vehicle sales (units in millions)	3.5	3.2	3.2	3.3	3.0	0.2	0.4
GM market share	17.6%	18.5%	20.2%	20.5%	19.4%
Chrysler market share	11.5%	11.1%	11.6%	10.8%	9.4%

NAO Total Consumer Originations by Type ($ in billions)
New	$6.2	$6.5	$7.1	$6.0	$7.8	$(0.2)	$(1.6)
Lease	1.6	1.3	1.7	2.1	2.2	0.3	(0.6)
Used	2.7	2.3	2.4	2.2	2.4	0.4	0.3
Total NAO	$10.5	$10.1	$11.1	$10.3	$12.4	$0.4	$(1.8)

NAO Ally Consumer Penetration
GM	31.7%	33.6%	32.7%	35.4%	50.9%
Chrysler	25.9%	25.6%	32.4%	27.2%	30.4%

U.S. Ally Consumer Penetration
GM	30.7%	31.8%	31.6%	36.5%	51.9%
Chrysler	28.0%	27.2%	35.2%	30.3%	33.7%

U.S. Ally Consumer Originations (1) ($ in billions)
GM new retail subvented	$1.7	$2.0	$1.5	$1.4	$1.8	$(0.2)	$(0.1)
GM new retail standard	1.6	1.7	1.9	2.1	3.3	(0.1)	(1.7)
Chrysler new retail subvented	0.5	0.5	0.9	0.5	0.5	(0.0)	(0.0)
Chrysler new retail standard	1.1	1.0	1.2	0.9	1.0	0.1	0.1
Diversified new	0.6	0.5	0.4	0.4	0.5	0.1	0.1
Lease (2)	1.6	1.3	1.7	2.1	2.2	0.3	(0.6)
Used	2.6	2.3	2.3	2.1	2.3	0.4	0.3
Total U.S. originations	$9.7	$9.2	$10.0	$9.5	$11.6	$0.6	$(1.9)

NAO Ally Consumer Originations ($ in billions)
Total U.S. originations	$9.7	$9.2	$10.0	$9.5	$11.6	$0.6	$(1.9)
Total Canada originations	0.8	1.0	1.1	0.8	0.8	(0.1)	0.1
Total NAO originations	$10.5	$10.1	$11.1	$10.3	$12.4	$0.4	$(1.8)

U.S. Ally Consumer Originations - Additional Data
Number of contracts originated (# in thousands)	376	338	379	367	462	39	(85)
GM subvented (% based on # of new GM units originated) (3)	59%	58%	54%	52%	46%
Chrysler subvented (% based on # of new Chrysler units originated) (3)	48%	48%	53%	54%	46%
Average original term in months	67	66	66	65	63	1	4

U.S. Ally Floorplan (4)
GM penetration	72.2%	73.9%	75.1%	79.3%	82.3%
Chrysler penetration	62.0%	63.3%	66.0%	68.1%	69.9%
Floorplan outstandings (avg. $ in billions)	$26.0	$24.9	$24.3	$25.1	$23.6	$1.1	$2.4

Loan Book - NAO Key Statistics (4) ($ in billions)
Dollar amount of contracts outstanding at end of period	$67.7	$63.7	$59.8	$57.7	$55.9	$4.0	$11.7
Dollar amount of new GM wholesale outstanding	$16.3	$15.9	$15.7	$16.5	$15.4	$0.4	$0.8
Dollar amount of new Chrysler wholesale outstanding	$7.8	$7.4	$7.7	$8.2	$7.2	$0.3	$0.6

U.S. Off-Lease Remarketing(5)
Sales proceeds on scheduled lease terminations (36-month) per vehicle - Serviced	NM	$23,365	$20,600	$20,581	$19,615	NM	NM
Off-lease vehicles terminated - Serviced (# of units)	NM	27,737	55,420	74,131	91,336	NM	NM
Sales proceeds on scheduled lease terminations (36-month) per vehicle - On-balance sheet	NM	$23,365	$20,608	$20,356	$19,871	NM	NM
Off-lease vehicles terminated - On-balance sheet (# of units)	NM	27,733	55,416	74,109	91,270	NM	NM

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Includes GM and Chrysler lease originations

(3) Represents subvented originations inclusive of leases not subject to exclusivity agreements

(4) U.S. penetration rates and NAO wholesale outstandings are based on the trailing four month average end of period dealer stocks

(5) U.S. off-lease remarketing for 36 month leases are not meaningful ("NM") as originations of this lease type were immaterial in 1Q 2009

1Q 2012 Preliminary Results	10

ALLY FINANCIAL INC. INTERNATIONAL AUTO - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 12	4Q 11	3Q 11	2Q 11	1Q 11	4Q 11	1Q 11
Net financing revenue
Consumer	$304	$291	$301	$314	$287	$13	$17
Commercial (1)	93	96	111	111	104	(3)	(11)
Operating leases	4	4	3	4	4	-	-
Other interest income (2)	17	20	23	23	26	(3)	(9)
Total financing revenue and other interest income	418	411	438	452	421	7	(3)
Interest expense	252	253	270	274	253	(1)	(1)
Depreciation expense on operating lease assets	2	1	1	6	2	1	-
Net financing revenue	164	157	167	172	166	7	(2)
Other revenue
Other income	66	64	61	56	58	2	8
Total other revenue	66	64	61	56	58	2	8
Total net revenue	230	221	228	228	224	9	6
Provision for loan losses	47	23	(2)	7	37	24	10
Noninterest expense
Compensation and benefits	44	40	44	44	44	4	-
Other operating expenses	94	137	97	108	112	(43)	(18)
Total noninterest expense	138	177	141	152	156	(39)	(18)
Income from cont. ops before income tax expense (benefit)	$45	$21	$89	$69	$31	$24	$14

Balance Sheet (Period-End)
Cash, trading and investment securities	$21	$25	$176	$192	$157	$(4)	$(136)
Finance receivables and loans, net:
Consumer loans	10,139	9,383	9,198	9,810	9,512	756	627
Commercial loans (3)	4,778	4,912	4,778	5,214	5,128	(134)	(350)
Allowance for loan losses	(220)	(182)	(174)	(207)	(207)	(38)	(13)
Total finance receivables and loans, net	$14,697	$14,113	$13,802	$14,817	$14,433	$584	$264
Other assets	1,336	1,367	1,336	1,573	1,705	(31)	(369)
Total assets	$16,054	$15,505	$15,314	$16,582	$16,295	$549	$(241)

(1) Includes interest on notes receivable from General Motors and intercompany

(2) Includes interest-bearing cash

(3) Includes notes receivable from General Motors and intercompany

1Q 2012 Preliminary Results	11

ALLY FINANCIAL INC. INTERNATIONAL AUTO - KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Consumer Originations	1Q 12	4Q 11	3Q 11	2Q 11	1Q 11	4Q 11	1Q 11
Germany	$351	$385	$512	$489	$287	$(34)	$64
Brazil	525	573	535	481	476	(47)	49
U.K.	394	300	341	159	155	94	239
Mexico	158	154	158	140	157	5	2
China (1)	558	880	835	716	588	(322)	(30)
Other	307	333	257	282	235	(26)	72
Total Continuing International Operations	$2,294	$2,624	$2,638	$2,267	$1,898	$(330)	$396

Consumer Origination Statistics (Continuing Operations)
Number of contracts originated (# thousands)	156	186	174	150	131	(31)	25
Dollar amount of retail contracts outstanding at end of period (2)	$10,139	$9,383	$9,198	$9,810	$9,513	$756	$626
GM subvented (% based on # of GM units originated) (3)	57%	53%	59%	50%	47%

Mix of retail & lease contract originations (% based on # of units)
New	93%	95%	94%	93%	93%
Used	6%	5%	6%	7%	7%

(1) Originations in China are part of a joint-venture in which Ally owns a minority interest

(2) Excludes China JV recievables

(3) Represents subvented originations inclusive of leases not subject to exclusivity agreements

1Q 2012 Preliminary Results	12

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 12	4Q 11	3Q 11	2Q 11	1Q 11	4Q 11	1Q 11
Insurance premiums and other income
Insurance premiums and service revenue earned	$371	$381	$387	$395	$393	$(10)	$(22)
Investment income	82	59	44	70	79	23	3
Other income	15	12	16	18	13	3	2
Total insurance premiums and other income	468	452	447	483	485	16	(17)
Expense
Insurance losses and loss adjustment expenses	155	142	162	221	157	13	(2)
Acquisition and underwriting expenses
Compensation and benefit expense	25	23	19	24	27	2	(2)
Insurance commission expense	116	135	120	122	122	(19)	(6)
Other expense	48	59	35	44	48	(11)	0
Total acquisition and underwriting expense	189	217	174	190	197	(28)	(8)
Total expense	344	359	336	411	354	(15)	(10)
Income from cont. ops before income tax expense (benefit)	$124	$93	$111	$72	$131	$31	$(7)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,587	$5,267	$5,494	$5,688	$5,537	$320	$50
Finance receivables and loans, net	5	5	5	5	5	-	-
Premiums receivable and other insurance assets	2,010	1,970	2,141	2,239	2,278	40	(268)
Other assets	792	794	575	601	1,204	(2)	(412)
Total assets	$8,394	$8,036	$8,215	$8,533	$9,024	$358	$(630)

Key Statistics (Continuing Operations)
Written Premiums
Dealer Products & Services	$250	$232	$280	$277	$246	$18	$4
International(1)	123	104	100	120	128	20	(5)
Total written premiums and revenue	$373	$335	$380	$397	$374	$38	$(1)

Loss ratio	40.5%	36.3%	40.6%	54.5%	38.8%
Underwriting expense ratio	49.2%	55.8%	43.5%	47.3%	48.5%
Combined ratio	89.7%	92.1%	84.1%	101.7%	87.4%

 (1) Includes written premiums held at Corporate

1Q 2012 Preliminary Results	13

ALLY FINANCIAL INC. MORTGAGE ORIGINATION AND SERVICING - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 12	4Q 11	3Q 11	2Q 11	1Q 11	4Q 11	1Q 11
Net financing revenue (loss)
Total financing revenue and other interest income	$104	$102	$110	$101	$101	$2	$3
Interest expense	97	109	103	109	118	(12)	(21)
Net financing revenue (loss)	7	(7)	7	(8)	(17)	14	24
Servicing fees	281	292	297	302	312	(11)	(31)
Servicing asset valuation and hedge activities, net	9	(126)	(471)	(105)	(87)	135	96
Total servicing income, net	290	166	(174)	197	225	124	65
Gain on mortgage loans, net	126	111	51	63	72	15	54
Other income, net of losses	131	95	61	48	43	36	88
Total other revenue	547	372	(62)	308	340	175	207
Total net revenue	554	365	(55)	300	323	189	231
Provision for loan losses	1	-	(1)	-	2	1	(1)
Noninterest expense
Compensation and benefits expense	86	82	60	66	65	4	21
Representation and warranty expense	11	(1)	2	-	(2)	12	13
Other operating expense	239	477	176	181	173	(238)	66
Total noninterest expense	336	558	238	247	236	(222)	100
Income from cont. ops before income tax expense (benefit)	$217	$(193)	$(292)	$53	$85	$410	$132

Balance Sheet (Period-End)
Cash, trading and investment securities	$14	$14	$16	$17	$18	$-	$(4)
Loans held-for-sale	4,423	6,470	5,996	5,152	5,539	(2,047)	(1,116)
Finance receivables and loans, net:
Consumer loans	3,036	2,835	2,637	2,458	2,294	201	742
Commercial loans	1,377	1,887	1,592	1,185	820	(510)	557
Allowance for loan losses	(18)	(17)	(16)	(14)	(14)	(1)	(4)
Total finance receivables and loans, net	$4,395	$4,705	$4,213	$3,629	$3,100	$(310)	$1,295
Mortgage servicing rights	2,595	2,519	2,663	3,701	3,774	76	(1,179)
Other assets	8,129	9,308	10,994	6,926	6,283	(1,179)	1,846
Total assets	$19,556	$23,016	$23,882	$19,425	$18,714	$(3,460)	$842

Key Statistics ($ in billions)
Mortgage loan production (1)
Prime conforming	$6.6	$13.7	$13.3	$10.6	$9.9	$(7.0)	$(3.3)
Prime non-conforming	0.5	0.5	0.5	0.3	0.4	(0.1)	0.1
Government	1.5	2.3	1.8	1.5	1.5	(0.8)	(0.0)
Total mortgage loan production	$8.6	$16.5	$15.6	$12.3	$11.8	$(7.9)	$(3.3)

Primary servicing UPB - period end (2)	$338	$351	$355	$354	$353	$(12.7)	$(15.3)

(1) Excludes the International portfolio as ResMor has been reclassified from Origination and Servicing to Legacy Portfolio and Other

(2) Excludes loans for which we acted as a subservicer

1Q 2012 Preliminary Results	14

ALLY FINANCIAL INC. LEGACY PORTFOLIO AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 12	4Q 11	3Q 11	2Q 11	1Q 11	4Q 11	1Q 11
Net financing revenue
Total financing revenue and other interest income	$155	$167	$179	$190	$198	$(12)	$(43)
Interest expense	105	105	111	113	121	-	(16)
Net financing revenue	50	62	68	77	77	(12)	(27)
Total servicing income, net	(1)	(1)	(1)	(2)	(1)	-	-
Gain on mortgage loans, net	5	39	6	34	18	(34)	(13)
Other income, net of losses	(4)	(26)	(42)	(18)	(4)	22	-
Total other revenue	-	12	(37)	14	13	(12)	(13)
Total net revenue	50	74	31	91	90	(24)	(40)
Provision for loan losses	26	35	32	37	45	(9)	(19)
Noninterest expense
Compensation and benefits expense	38	30	27	34	36	8	2
Representation and warranty expense	8	45	67	184	28	(37)	(20)
Other operating expense	4	29	22	14	23	(25)	(19)
Total noninterest expense	50	104	116	232	87	(54)	(37)
Loss from cont. ops before income tax expense (benefit)	$(26)	$(65)	$(117)	$(178)	$(42)	$39	$16

Balance Sheet (Period-End)
Cash, trading and investment securities	$671	$638	$657	$713	$770	$33	$(99)
Loans held-for-sale	1,624	1,642	2,258	2,016	1,951	(18)	(327)
Finance receivables and loans, net
Consumer loans (1)	7,754	7,993	8,472	8,900	9,246	(239)	(1,492)
Commercial loans	41	38	50	69	93	3	(52)
Allowance for loan losses	(500)	(515)	(526)	(552)	(567)	15	67
Total finance receivables and loans, net	$7,295	$7,516	$7,996	$8,417	$8,772	$(221)	$(1,477)
Other assets	370	409	709	752	766	(39)	(396)
Assets of discontinued operations	563	685	-	-	-	(122)	563
Total assets	$10,523	$10,890	$11,620	$11,898	$12,259	$(367)	$(1,736)

(1) Consumer loans held-for-investment ("HFI") consists primarily of Ally Bank HFI (originated pre-2009) and legacy securitizations

1Q 2012 Preliminary Results	15

ALLY FINANCIAL INC. RESCAP, LLC - KEY FINANCIAL INFORMATION

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 12	4Q 11	3Q 11	2Q 11	1Q 11	4Q 11	1Q 11
Net income (loss)	$113	$(331)	$(442)	$(113)	$40	$444	$73

Balance Sheet (Period-End)
Cash & cash equivalents	$653	$619	$623	$664	$719	$34	$(66)
Mortgage loans held-for-sale	4,271	4,250	4,580	4,453	4,511	21	(240)
Mortgage loans held-for-investment, net	1,009	1,032	1,027	1,137	1,194	(23)	(185)
Mortgage servicing rights	1,254	1,233	1,330	1,926	2,046	21	(792)
Other assets	8,489	9,680	11,579	7,703	7,033	(1,191)	1,455
Total assets	$15,676	$16,813	$19,139	$15,883	$15,503	$(1,138)	$172

Total liabilities	$15,276	$16,721	$18,808	$15,111	$14,619	$(1,445)	$657

Tangible net worth	$399	$92	$331	$772	$884	$307	$(485)

1Q 2012 Preliminary Results	16

ALLY FINANCIAL INC. MORTGAGE OPERATIONS ASSET BREAKOUT (PERIOD-END)

($ in billions)
	CURRENT QUARTER			HISTORICAL QUARTERLY TRENDS				CHANGE VS.

ResCap, LLC Assets	Origination and Servicing	Legacy Portfolio & Other	Total 3/31/12	Total 12/31/11	Total 9/30/11	Total 6/30/11	Total 3/31/11	Total 12/31/11	Total 3/31/11
Cash and cash equivalents	$0.0	$0.6	$0.7	$0.6	$0.6	$0.7	$0.7	$0.0	$(0.1)
Accounts receivable (servicing advances, etc)	3.0	0.1	3.1	3.0	2.6	2.4	2.5	0.1	0.6
Securitized assets (1)	2.3	1.1	3.4	3.5	3.6	3.6	3.7	(0.1)	(0.3)
Derivatives and derivative collateral	4.7	0.0	4.7	6.0	8.0	4.3	3.5	(1.2)	1.3
Restricted cash and other assets	0.2	0.3	0.5	0.5	0.7	0.7	0.7	(0.0)	(0.2)
Cash, accounting and other less value sensitive assets	10.3	2.1	12.4	13.6	15.5	11.7	11.1	(1.2)	1.3

Mortgage servicing rights	1.3	-	1.3	1.2	1.3	1.9	2.0	0.0	(0.8)
Other assets (2)	0.0	0.1	0.1	0.1	0.2	0.3	0.3	(0.0)	(0.1)
Assets of international operations held-for-sale	-	-	-	-	-	-	-	-	-
Mortgage loans held-for-sale	0.4	1.5	1.9	1.9	2.1	2.0	2.1	0.0	(0.2)
Assets carried at fair or net realizable value	1.7	1.6	3.3	3.2	3.6	4.2	4.4	0.0	(1.1)
Total ResCap, LLC Assets	$11.9	$3.8	$15.7	$16.8	$19.1	$15.9	$15.5	$(1.1)	$0.2

Other Mortgage Assets
Ally Bank HFI (3)	$3.0	$6.3	$9.3	$9.3	$9.3	$9.4	$9.5	$0.0	$0.2
Ally Bank HFS	1.8	0.0	1.8	3.9	3.2	2.5	2.9	(2.1)	(1.1)
Ally Bank warehouse lines	1.4	-	1.4	1.9	1.6	1.2	0.8	(0.5)	0.6
Ally Bank MSR	1.3	-	1.3	1.3	1.3	1.8	1.7	0.1	(0.4)
Other non-ResCap assets (4)	0.1	0.5	0.6	0.8	1.0	0.6	0.5	(0.2)	0.1
Total Mortgage Operations Assets	$19.6	$10.5	$30.1	$33.9	$35.5	$31.3	$31.0	$(3.8)	$(0.9)

(1) 3/31/2012 includes domestic securitized assets of $0.7 billion, international securitized assets of $0.2 billion and $2.4 billion of domestic HFS assets related to off-balance sheet securitizations where ResCap has the option, but not the obligation to repurchase loans. The $2.4 billion of HFS assets can be broken down to $2.3 billion of conditional repurchase options sold to Ginnie Mae guaranteed securitizations and $0.1 billion sold to off-blance sheet private label securitizations trusts.

(2) Includes REO, AFS, trading securities, warehouse loans, model homes and other assets

(3) 3/31/2012 Legacy Portfolio & Other amount primarily consists of loans originated prior to 1/1/2009; all periods shown net of allowance

(4) Includes Ally Bank Cash, Accounts Receivables and Other Assets, as well as ResMor Trust, Disc Ops, and intercompany eliminations

1Q 2012 Preliminary Results	17

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)
Includes	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 12	4Q 11	3Q 11	2Q 11	1Q 11	4Q 11	1Q 11
Net financing loss
Total financing revenue and other interest income (1)	$38	$24	$26	$41	$47	$14	$(9)
Interest expense
Core original issue discount amortization	108	137	225	254	296	(29)	(188)
Other interest expense	277	222	212	213	273	55	4
Total interest expense	385	359	437	467	569	26	(184)
Net financing loss	(347)	(335)	(411)	(426)	(522)	(12)	175
Other revenue
Loss on extinguishment of debt (2)	-	-	-	(25)	(39)	-	39
Other gain on investments, net	24	6	48	40	25	18	(1)
Other income, net of losses	23	12	(8)	92	39	11	(16)
Total other revenue	47	18	40	107	25	29	22
Total net expense	(300)	(317)	(371)	(319)	(497)	17	197
Provision for loan losses	(12)	(19)	(4)	(49)	(17)	7	5
Noninterest expense
Compensation and benefits expense	163	152	51	136	136	11	27
Other operating expense	(15)	1	30	(22)	8	(16)	(23)
Total noninterest expense	148	153	81	114	144	(5)	4
Loss from cont. ops before income tax expense (benefit)	$(436)	$(451)	$(448)	$(384)	$(624)	$15	$188

Balance Sheet (Period-End)
Cash, trading and investment securities	$22,623	$22,847	$24,544	$24,563	$21,940	$(224)	$683
Loans held-for-sale	-	20	27	-	6	(20)	(6)
Finance receivables and loans, net
Consumer loans	-	-	1	-	(1)	-	1
Commercial loans (1)	1,167	1,152	1,108	1,186	1,408	15	(241)
Allowance for loan losses	(52)	(53)	(67)	(69)	(119)	1	67
Total finance receivables and loans, net	1,115	1,099	1,042	1,117	1,288	16	(173)
Other assets	5,191	5,675	6,780	5,828	6,516	(484)	(1,325)
Total assets	$28,929	$29,641	$32,393	$31,508	$29,750	$(712)	$(821)

OID Amortization Schedule	2012	2013	2014	2015 and After
Remaining OID Amortization (as of 3/31/2012)	$228	$249	$176	Avg / Yr = $54

(1) Includes Intercompany

(2) Includes $20 million and $30 million of accelerated OID amortization in 2Q11, and 1Q11 respectively

1Q 2012 Preliminary Results	18

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Asset Quality - Consolidated (1)	1Q 12	4Q 11	3Q 11	2Q 11	1Q 11	4Q 11	1Q 11
Ending loan balance	$118,986	$113,920	$107,871	$109,779	$106,488	$5,066	$12,498
30+ Accruing DPD	$802	$1,038	$972	$979	$963	$(236)	$(161)
30+ Accruing DPD %	0.7%	0.9%	0.9%	0.9%	0.9%
Non-performing loans (NPLs)	$845	$906	$977	$1,191	$1,244	$(61)	$(399)
Net charge-offs (NCOs)	$107	$120	$123	$121	$189	$(13)	$(82)
Net charge-off rate (2)	0.37%	0.43%	0.45%	0.45%	0.73%

Provision for loan losses	$140	$6	$50	$50	$113	$134	$27
Allowance for loan losses (ALLL)	$1,546	$1,503	$1,621	$1,739	$1,806	$42	$(260)

ALLL as % of Loans (3)	1.3%	1.3%	1.5%	1.6%	1.7%
ALLL as % of NPLs (3)	182.9%	166.0%	165.8%	146.0%	145.2%
ALLL as % of NCOs (3)	361.2%	313.8%	329.3%	358.0%	239.1%

(1) Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

1Q 2012 Preliminary Results	19

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

North American Auto	QUARTERLY TRENDS					CHANGE VS.
Consumer	1Q 12	4Q 11	3Q 11	2Q 11	1Q 11	4Q 11	1Q 11
Allowance for loan losses	$654	$628	$724	$763	$768	$26	$(113)
Total consumer loans	$57,075	$54,076	$50,507	$48,925	$47,356	$2,999	$9,719
Coverage ratio	1.1%	1.2%	1.4%	1.6%	1.6%

Commercial
Allowance for loan losses	$102	$108	$114	$134	$131	$(6)	$(29)
Total commercial loans	$34,446	$32,475	$30,395	$32,994	$31,615	$1,970	$2,831
Coverage ratio	0.3%	0.3%	0.4%	0.4%	0.4%

International Auto
Consumer
Allowance for loan losses	$178	$138	$127	$148	$148	$40	$30
Total consumer loans	$10,139	$9,383	$9,198	$9,810	$9,512	$756	$627
Coverage ratio	1.8%	1.5%	1.4%	1.5%	1.6%

Commercial
Allowance for loan losses	$42	$44	$47	$58	$58	$(2)	$(17)
Total commercial loans	$4,656	$4,795	$4,318	$4,717	$4,633	$(139)	$24
Coverage ratio	0.9%	0.9%	1.1%	1.2%	1.3%

Mortgage HFI (1)
Consumer
Allowance for loan losses	$501	$516	$532	$558	$563	$(15)	$(62)
Total consumer loans	$9,958	$9,993	$10,269	$10,412	$10,568	$(35)	$(610)
Coverage ratio	5.0%	5.2%	5.2%	5.4%	5.3%

Non-performing loans	$298	$339	$365	$398	$412	$(41)	$(114)
Allowance as a % of NPLs	168.2%	152.1%	145.7%	140.0%	136.6%

Commercial
Allowance for loan losses	$17	$16	$10	$8	$18	$1	$(0)
Total commercial loans	$1,418	$1,925	$1,642	$1,254	$913	$(507)	$505
Coverage ratio	1.2%	0.8%	0.6%	0.7%	1.9%

Non-performing loans	$41	$13	$48	$67	$92	$28	$(51)
Allowance as a % of NPLs	41.8%	126.1%	21.0%	12.3%	19.2%

(1) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

1Q 2012 Preliminary Results	20

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.
Global Auto Delinquencies - Managed Retail Contract Amount (1)	1Q 12	4Q 11	3Q 11	2Q 11	1Q 11	4Q 11	1Q 11
Nuvell delinquent contract $	$68	$131	$126	$149	$142	$(63)	$(74)
Delinquent contract $ (excluding Nuvell)	$637	$806	$735	$722	$663	$(169)	$(26)
% of retail contract $ outstanding	1.04%	1.47%	1.43%	1.48%	1.42%
% of retail contract $ outstanding (excluding Nuvell)	0.95%	1.29%	1.25%	1.27%	1.21%

Global Auto Annualized Credit Losses - Managed Retail Contract Amount
Nuvell credit losses	$10	$16	$17	$14	$26	$(6)	$(16)
Credit losses (excluding Nuvell)	$64	$63	$55	$46	$85	$1	$(22)
% of avg. managed assets	0.44%	0.51%	0.48%	0.41%	0.83%
% of avg. managed assets (excluding Nuvell)	0.39%	0.41%	0.37%	0.33%	0.66%

North American Auto
Annualized consumer net charge-offs as a % of on-balance sheet assets	0.41%	0.51%	0.45%	0.39%	0.83%
Managed retail contracts over 30 days delinquent	0.99%	1.51%	1.41%	1.45%	1.34%

Repossessions as a % of average number of managed retail contracts outstanding	1.30%	1.42%	1.54%	1.36%	1.83%
Severity of loss per unit serviced - Retail
New	$7,374	$7,957	$7,584	$7,631	$7,907	$(582)	$(532)
Used	$5,752	$6,129	$6,144	$6,260	$6,322	$(377)	$(571)

Lease residual value (sales proceeds as % of ALG)	137%	127%	128%	127%	122%

International Auto (Continuing Operations)
Annualized consumer net charge-offs as a % of on-balance sheet assets	0.66%	0.46%	0.60%	0.50%	0.80%
Managed retail contracts over 30 days delinquent	1.34%	1.24%	1.57%	1.64%	1.81%

Repossessions as a % of average number of managed retail contracts outstanding	0.49%	0.48%	0.51%	0.64%	0.68%

(1) $ Amount of accruing contracts greater than 30 days past due

1Q 2012 Preliminary Results	21

ALLY FINANCIAL INC. CAPITAL

($ in billions)
	QUARTERLY TRENDS					CHANGE VS.

Cost of Funds	1Q 12	4Q 11	3Q 11	2Q 11	1Q 11	4Q 11	1Q 11
Ally Financial's worldwide cost of borrowing (incl. OID)	4.0%	3.9%	4.2%	4.6%	5.1%
Ally Financial's worldwide cost of borrowing (excl. OID)	3.6%	3.5%	3.6%	3.8%	4.1%

Capital
Risk-weighted assets	$158.5	$154.3	$149.7	$151.0	$150.8	$4.2	$7.7

Tier 1 capital ratio	13.5%	13.7%	14.3%	14.6%	14.7%
Tier 1 common capital ratio	7.5%	7.6%	8.0%	8.4%	8.4%
Total risk-based capital ratio	14.5%	14.7%	15.5%	15.9%	16.0%

Tangible common equity / Tangible assets	6.6%	6.5%	6.8%	7.3%	7.5%
Tangible common equity / Risk-weighted assets	7.7%	7.7%	8.2%	8.6%	8.6%

Total equity	$19.7	$19.4	$19.7	$20.4	$20.4	$0.3	$(0.7)
less: Goodwill and certain other intangibles	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Unrealized (gains) losses and other adjustments	(0.3)	(0.3)	(0.3)	(0.3)	(0.3)	-	-
Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
Tier 1 capital	$21.4	$21.2	$21.5	$22.1	$22.1	$0.2	$(0.7)

Tier 1 capital	$21.4	$21.2	$21.5	$22.1	$22.1	$0.2	$(0.7)
less: Preferred equity	(6.9)	(6.9)	(6.9)	(6.9)	(6.9)	-	-
Trust preferred securities	(2.5)	(2.5)	(2.5)	(2.5)	(2.5)	-	-
Tier 1 common capital (1)	$11.9	$11.7	$12.0	$12.6	$12.7	$0.2	$(0.8)

Tier 1 capital	$21.4	$21.2	$21.5	$22.1	$22.1	$0.2	$(0.7)
add: Qualifying subordinated debt and redeemable preferred stock	0.2	0.2	0.2	0.2	0.2	-	-
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.4	1.4	1.5	1.6	1.7	-	(0.3)
Total risk-based capital	$23.0	$22.8	$23.2	$24.0	$24.1	$0.2	$(1.1)

Total equity	$19.7	$19.4	$19.7	$20.4	$20.4	$0.3	$(0.7)
less: Preferred equity	(6.9)	(6.9)	(6.9)	(6.9)	(6.9)	-	-
Goodwill and intangible assets	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Tangible common equity (2)	$12.2	$11.9	$12.3	$13.0	$12.9	$0.3	$(0.7)

Total assets	$186.4	$184.1	$182.0	$178.9	$173.7	$2.3	$12.7
less: Goodwill and intangible assets	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	-	-
Tangible assets	$185.9	$183.6	$181.4	$178.4	$173.2	$2.3	$12.7

Note: Numbers may not foot due to rounding

(1) We define Tier 1 common as Tier 1 capital less noncommon elements including qualifying perpetual preferred stock, minority interest in subsidiaries, trust preferred securities, and mandatorily convertible preferred securities. Ally considers various measures when evaluating capital utilization and adequacy, including the Tier 1 common equity ratio, in addition to capital ratios defined by banking regulators. This calculation is intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because GAAP does not include capital ratio measures, Ally believes there are no comparable GAAP financial measures to these ratios. Tier 1 common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes the Tier 1 common equity ratio is important because we believe analysts and banking regulators may assess our capital adequacy using this ratio. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry

(2) We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry

1Q 2012 Preliminary Results	22

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)
	1Q 12		4Q 11		CHANGE
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents	$6.8	$4.4	$8.0	$3.6	$(1.2)	$0.8
Highly liquid assets (2)	0.2	5.4	0.8	6.4	(0.6)	(1.0)
Current committed unused capacity (3)	12.0	6.7	10.1	4.9	1.9	1.8
Subtotal	$19.0	$16.5	$18.9	$14.9	$0.1	$1.6
Ally Bank intercompany loan (4)	3.0	(3.0)	4.9	(4.9)	(1.9)	1.9
Total Current Available Liquidity	$22.0	$13.5	$23.8	$10.0	$(1.8)	$3.5
Forward commited unused capacity (5)	2.5	-	3.1	-	(0.6)	-
Total Available Liquidity	$24.5	$13.5	$26.9	$10.0	$(2.4)	$3.5

Unsecured Long-Term Debt Maturity Profile	2012	2013	2014	2015	2016	2017 and After
Consolidated remaining maturities (6)	$11.2	$2.7	$5.8	$3.6	$1.5	$19.9

(1) Parent defined as Ally Consolidated less Ally Bank, ResCap (not shown) and Insurance (not shown)

(2) Includes UST, Agency debt and Agency MBS

(3) Includes equal allocation of shared unused capacity totaling $3.8 billion in 1Q 2012 and $2.5 billion in 4Q 2011 which can be used by Ally Bank or the Parent (including a Mexican subsidiary).

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice.

(5) Represents capacity from certain forward purchase commitments and committed secured facilities, that are generally reliant upon the origination of future automotive receivables over the next 12 months.

(6) Excludes OID amortization expense

1Q 2012 Preliminary Results	23

ALLY FINANCIAL INC. DEPOSITS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Key Statistics	1Q 12	4Q 11	3Q 11	2Q 11	1Q 11	4Q 11	1Q 11
Average retail CD maturity (months)	28.2	27.2	26.1	25.3	24.1	1.0	4.1
Average retail deposit rate	1.46%	1.52%	1.57%	1.58%	1.63%

CD balances up for renewal	$2,702	$1,896	$1,538	$2,239	$1,891	$806	$811
CD balances retained (1)	2,457	1,746	1,403	1,972	1,632	712	825
Retention rate	91%	92%	91%	88%	86%

Ally Financial Deposits Levels
Ally Bank retail	$29,322	$27,685	$26,254	$24,562	$23,469	$1,637	$5,853
Ally Bank brokered	9,884	9,890	9,911	9,903	9,836	(6)	49
ResMor	3,519	3,367	3,327	3,359	3,417	152	103
Other	4,480	4,108	4,834	4,438	3,974	372	506
Total deposits	$47,206	$45,050	$44,326	$42,262	$40,696	$2,156	$6,510

(1) Retention includes balances retained in any Ally Bank product

1Q 2012 Preliminary Results	24

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END)

($ in billions)
	HISTORICAL QUARTERLY TRENDS

Loan Value	1Q 12	4Q 11	3Q 11	2Q 11	1Q 11
Gross carry value	$9.7	$9.7	$9.8	$9.9	$10.0
Net carry value	$9.3	$9.3	$9.3	$9.4	$9.5

Estimated Pool Characteristics
% Prime jumbo (> 1/1/2009)	31.2%	29.1%	27.0%	24.9%	23.0%
% Second lien	13.4%	13.9%	14.5%	14.9%	15.4%
% Interest only	29.1%	30.3%	31.5%	33.2%	34.9%
% 30+ Day delinquent	3.3%	3.3%	3.3%	3.4%	3.5%
% Low/No documentation	15.6%	16.0%	16.5%	17.0%	17.4%
% Non-primary residence	3.9%	4.0%	4.0%	4.1%	4.3%
Refreshed FICO	728	730	730	730	729
Wtd. Avg. LTV/CLTV (1)	91.8%	90.7%	91.2%	91.9%	90.7%
Higher risk geographies (2)	38.6%	38.2%	38.2%	38.4%	38.6%

 (1) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices

(2) Includes CA, FL, MI and AZ

1Q 2012 Preliminary Results	25

ALLY FINANCIAL INC. MORTGAGE REPURCHASE RESERVES

($ in millions)

Mortgage Repurchase Reserves	1Q 11	2Q 11	3Q 11	4Q 11	1Q 12
Beginning reserve balance	$830	$830	$829	$829	$825
Repurchase reserve expense	26	184	70	44	19
Loan sales	6	5	5	3	5
Loss experience, net (1)	(32)	(190)	(75)	(51)	(38)
Ending reserve balance	$830	$829	$829	$825	$811

Outstanding Claims by Counterparty (2) (3)
GSEs	$98	$115	$96	$71	$89
Monoline	667	874	909	917	943
Other	73	89	85	81	163
Total	$838	$1,078	$1,090	$1,069	$1,195

						% Vintage Breakout of Trends
New Claims Trends						(1Q11 - 1Q12)
Pre 2004	$7	$16	$7	$7	$17	5%
2005	7	14	4	18	21	6%
2006	15	222	35	19	95	37%
2007	24	33	35	22	41	15%
2008	25	45	43	33	44	18%
Post 2008	53	52	29	23	35	18%
Unspecified	2	-	-	-	-	0%
Total Claims	$133	$382	$153	$122	$253	100%

 (1) Includes settlement amounts

(2) Includes demands that Ally has requested to be rescinded but which have not been agreed to by the investor

(3) Represents original UPB of loans related to unresolved claims and does not represent expected losses

Note: numbers may not foot due to rounding

1Q 2012 Preliminary Results	26

ALLY FINANCIAL INC. OWNERSHIP

($ in millions)

		Liquidation	Book
Series	Owner	Preference	Value
Trust Preferred Securities (1)	Investors	$2,667	$2,541
Series F-2 Mandatory Convertible Preferred (1)	U.S. Treasury	$5,938	$5,685
Series G Perpetual Preferred	Investors	$2,577	$234
Series A Perpetual Preferred	Investors	$1,022	$1,021
(1) Includes exercised warrants

1Q 2012 Preliminary Results	27